Stock-Based Compensation	3 Months Ended
Mar. 31, 2026
Stock-Based Compensation
Stock-Based Compensation

Note 12. Stock-Based Compensation

In November 2025, the Company adopted the Elauwit Connection, Inc. 2025 Stock Incentive Plan (the “Plan”), which permits the grant of stock options, restricted stock units (“RSUs”) and other stock-based awards. The Plan initially authorized 700,000 shares of common stock for issuance, subject to an annual evergreen increase.

On January 28, 2026, the Compensation Committee of the Board of Directors approved RSU awards to certain employees of the Company with an aggregate grant-date fair value of approximately $88 thousand (16,552 RSUs). The RSUs vest in full on the one-year anniversary of the grant date, subject to continued service. The grant-date fair value of the RSUs of $5.25 per share was determined based on the closing price of the Company’s common stock on the Nasdaq Capital Market on January 28, 2026. Compensation cost is recognized on a straight-line basis over the one-year requisite service period.

RSU activity for the three months ended March 31, 2026 was as follows:

		Weighted – Average
	Number of RSUs	Fair Value
Unvested at January 1, 2026	—	$—
Granted	16,552	5.25
Vested	—	—
Forfeited	—	—
Unvested at March 31, 2026	16,552	$5.25

Stock-based compensation expense was $15 thousand for the three months ended March 31, 2026, included within general and administrative expense, and was zero for the three months ended March 31, 2025. As of March 31, 2026, total unrecognized compensation cost related to unvested RSUs was approximately $73 thousand, expected to be recognized over a weighted-average remaining requisite service period of approximately 0.83 years. See Note 16 — Subsequent Events for additional information regarding equity awards granted by the Company subsequent to March 31, 2026.